UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 30, 2008
                                (APRIL 29, 2008)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                    000-51255                     98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

             103 FOULK ROAD, WILMINGTON, DE                         19803
-----------------------------------------------------       --------------------
        (Address of principal executive offices)                  (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

As previously disclosed in the registrant's Current Report on Form 8-K filed on March 13, 2008 (the "Prior 8-K"), on March 10, 2008 the board of directors (the "Board") of the registrant (the "Company") had approved the entry of the Company into a convertible debt transaction with Mr. Shimon Citron. Mr. Citron is a director of the Company. The transaction was subject to approval by the Company's shareholders at a special meeting in lieu of an annual meeting (the "Meeting"). On April 29, 2008, a majority of the Company's Common Stock represented at the Meeting approved the transaction loan agreement documents. Therefore, under the applicable documents, the Company is now obligated with respect to the full principal amount of the convertible debt of $500,000, and subject to all of the terms of the secured promissory note, warrant, security agreement and registration rights previously reported in the Prior 8-K and described more fully in the exhibits filed with the Prior 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ZONE 4 PLAY, INC.
                                                (registrant)

Date: April 30, 2008                            By: /s/ Steve Baker
                                                -------------------
                                                Steve Baker
                                                Chief Executive Officer